UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2009

The Bank of New York Mellon Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Wall Street

New York, New York 10286

(Address of principal executive offices, including ZIP code)

(212) 495-1784

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefits Plans

On February 17, 2009, the Plan Administrator for the Mellon 401(k) Retirement Savings Plan and The Employee Savings & Investment Plan of the Bank of New York Company Inc. (collectively, the “Plans”) notified The Bank of New York Mellon Corporation (“BNY Mellon”) of a blackout period impacting the Plans, in accordance with the requirements of Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The blackout period is expected to begin on Wednesday, March 25, 2009 at 4:00 pm Eastern Time and is expected to end during the week of April 6, 2009 (the “Blackout Period”). The purpose of the Blackout Period is (i) to implement the merger of the Plans to form The Bank of New York Mellon Corporation 401(k) Savings Plan (the “BNY Mellon 401(k) Plan”); (ii) to adopt new investment options for the BNY Mellon 401(k) Plan; and (iii) to effect a transition of the Plans’ administration to a new recordkeeper.

During the Blackout Period, participants in the Plans will be temporarily unable to access their Plan accounts, including being unable to direct or diversify investments, change contribution rates, or obtain loans or distributions. Notice of the Blackout Period was sent to all participants and beneficiaries under the Plans on February 17, 2009.

Since the Plans include BNY Mellon common stock as an investment option, on February 23, 2009, BNY Mellon sent a separate notice to its directors and executive officers informing them of the Blackout Period and the prohibitions on their directly or indirectly purchasing, exercising, selling, or otherwise transferring equity securities of BNY Mellon in any non-exempt transactions during the Blackout Period (the “Insider Notice”). The Insider Notice was provided to BNY Mellon’s directors and executive officers pursuant to the requirements of Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR.

A copy of the Insider Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein it its entirety.

During the Blackout Period and for a period of two years after the end date thereof, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual end date of the Blackout Period. This information is available by contacting Richard Pearlman at The Bank of New York Mellon Corporation, One Mellon Center, 500 Grant Street, Pittsburgh, PA 15219 or via telephone at (412) 234-1029.

Item 9.01 – Financial Statement and Exhibits.

Item No.	Description
99.1	Notice of Blackout Period sent to Directors and Executive Officers of The Bank or New York Mellon Corporation on February 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation

Dated: February 23, 2009	By:	/s/ Arlie R. Nogay
Arlie R. Nogay
Corporate Secretary